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                                                                   EXHIBIT 10.28

                                                                   [SYBASE LOGO]

November 17, 2003

Mr. Duran Holton
Principal, Relationship Manager
Fidelity Investments
350 California Street, Suite 500
San Francisco, CA 94104

RE: SYBASE, INC. EXECUTIVE DEFERRED COMPENSATION PLAN - Changes to Investment
    Options

Dear Duran:

This letter relates to the plan investment options available under the Trust Agreement (the "Agreement") between Sybase, Inc. (the "Sponsor") and Fidelity Management Trust Company ("Fidelity") for the above-referenced Plan. By their execution of this letter below, the parties intend and agree that this direction letter shall have the same force and effect as an amendment to the Agreement.

In accordance with the "Directions" section of the Agreement the Sponsor hereby directs Fidelity:

         ON DECEMBER 12, 2003, to liquidate all participant balances held in the PUTNAM INTERNATIONAL EQUITY A FUND at its net asset or unit value on such day, and to invest the proceeds in the MSI INTERNATIONAL EQUITY B FUND at its net asset or unit value on such day; (ii) to redirect all participant contributions directed to the PUTNAM INTERNATIONAL EQUITY A FUND after DECEMBER 12, 2003, to be invested in the MSI INTERNATIONAL EQUITY B FUND; and (iii) to permit no further investments in the PUTNAM INTERNATIONAL EQUITY A FUND as an investment option for the Plan after DECEMBER 12, 2003. The parties hereto agree that Fidelity shall have no discretionary authority with respect to this sale and transfer as directed by the Sponsor. Any variation from the procedure described herein may be instituted only at the express written direction of the Sponsor.

A copy of this letter shall be returned to the undersigned after it has been countersigned by Fidelity.

By: Daniel R Carl
    -----------------------------------------------
    (Name of Authorized Individual)

    /s/ Daniel R Carl
    -----------------------------------------------
                          (Signature)

                 VP, Sec & General Counsel
    -----------------------------------------------
                            (Title)

Sybase, Inc.
One Sybase Drive
Dublin, CA 94568
[ILLEGIBLE]
Fax (925)236-4321
www.sybase.com

                                                    [IT ISO9001 REGISTERED LOGO]

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Agreed and accepted by Fidelity:

FIDELITY MANAGEMENT TRUST COMPANY

By :____________________________________________
               FMTC Authorized Signatory